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                                UNITED  STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                 SCHEDULE 14A
          Proxy Statement Pursuant to Section 14(a) of the Securities
                    Exchange Act of 1934 (Amendment No.  )

Filed by the Registrant [X]
Filed by a Party other than the Registrant [_]
Check the appropriate box:
[_]  Preliminary Proxy Statement
[_]  CONFIDENTIAL, FOR USE OF THE COMMISSION ONLY
     (AS PERMITTED BY RULE 14A-6(E)(2))
[X]  Definitive Proxy Statement
[_]  Definitive Additional Materials
[_]  Soliciting Material Pursuant to (S) 240.14a-11(c) or (S) 240.14a-12

                      FIRST NATIONAL LINCOLN CORPORATION
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               (Name of Registrant as Specified In Its Charter)

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   (Name of Person(s) Filing Proxy Statement, if other than the Registrant)
Payment of Filing Fee (Check the appropriate box):
[X]  No fee required.
[_]  Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
     (1) Title of each class of securities to which transaction applies:
     -------------------------------------------------------------------------
     (2) Aggregate number of securities to which transaction applies:
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     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
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     (4) Proposed maximum aggregate value of transaction:
     -------------------------------------------------------------------------
     (5) Total fee paid:
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[_]  Fee paid previously with preliminary materials.
[_]  Check box if any part of the fee is offset as provided by Exchange
     Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
     (1) Amount Previously Paid:
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     (2) Form, Schedule or Registration Statement No.:
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     (3) Filing Party:
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     (4) Date Filed:
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First National Lincoln Corporation








March 19, 2004


Dear Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders of First National Lincoln Corporation ("the Company"), which will be held at St. Patrick's Parish Center, Academy Hill, Newcastle, Maine 04553, on Tuesday, April 27, 2004 at 11:00 a.m. Eastern Daylight Time. The accompanying Notice of Annual Meeting of Shareholders and Proxy Statement describe the matters to be considered and acted upon.
     This year we will be fixing the number of directors at ten, electing three directors, and ratifying independent auditors. You are also being asked to consider and vote on a proposal to increase the number of authorized shares of common stock with a change to the Articles of Incorporation. These matters are discussed in greater detail in the accompanying Proxy Statement. The Board of Directors unanimously recommends that you vote FOR each proposal. Your prompt completion and return of the proxy will be appreciated.
     It is important that you be represented at the Annual Meeting, regardless of the number of shares that you own and whether or not you are able to attend the meeting in person.
     Please take the time to review the material, mark, sign, date, and return the enclosed proxy in the envelope provided for your convenience.
     If you have any questions about matters discussed in the Proxy Statement, please contact me at 207-563-3195 or 1-800-564-3195, extension 2010. Your continued support of First National Lincoln Corporation is sincerely appreciated.

Very truly yours,

/s/ DANIEL R. DAIGNEAULT

Daniel R. Daigneault
President and Chief Executive Officer

















First National Lincoln Corporation
Post Office Box 940, Main Street, Damariscotta, Maine 04543





Notice of Annual Meeting of Shareholders
To Be Held Tuesday, April 27, 2004




To the Shareholders:

Notice is hereby given that the Annual Meeting of Shareholders of First National Lincoln Corporation, the one-bank holding company of The First National Bank of Damariscotta, will be held at St. Patrick's Parish Center, Academy Hill, Newcastle, Maine 04553, on Tuesday, April 27, 2004 at 11:00 a.m. Eastern Daylight Time, for the following purposes:

* To ratify the Board of Directors' vote to fix the number of directors at ten.
* To elect as directors of the Company the three (3) nominees listed in the enclosed Proxy Statement dated March 19, 2004, for three-year terms.
* To approve the increase of the number of authorized shares of common stock to 18,000,000.
* To ratify the Audit Committee's selection of Berry, Dunn, McNeil & Parker as independent auditors of the Company for 2004.
* To transact such other business as may properly come before the meeting or any adjournment thereof.

By Order of the Board of Directors

/s/ CHARLES A. WOOTTON

Charles A. Wootton, Clerk
Damariscotta, Maine

March 19, 2004


Regardless of the number of shares you own, your vote is important. Whether or not you expect to attend the meeting, the prompt return of your proxy will save follow-up expenses and assure the proper representation of your shares.

Please mark, date, sign, and promptly return the enclosed proxy, using the postage-paid envelope provided. You may revoke your proxy if you so desire at any time before it is voted.












First National Lincoln Corporation
Post Office Box 940, Main Street, Damariscotta, Maine 04543






Proxy Statement
Annual Meeting of Shareholders
To be Held Tuesday, April 27, 2004



This Proxy Statement is being furnished to shareholders of First National Lincoln Corporation (the "Company") in connection with the solicitation of Proxies on behalf of the Board of Directors, to be used at the Annual Meeting of Shareholders of the Company to be held at St. Patrick's Parish Center, Academy Hill, Newcastle, Maine 04553, on Tuesday, April 27, 2004, at 11:00 a.m. Eastern Daylight Time, and at any adjournment thereof for matters described in the Notice of Annual Meeting of Shareholders. This Proxy Statement is first being mailed to shareholders on March 19, 2004. This solicitation is made by the Company, which will bear the expenses thereof.
     The Proxy solicited hereby, if properly signed and returned to the Company and not revoked prior to its use, will be voted in accordance with the instructions contained therein. If no contrary instructions are given, each Proxy received will be voted for the nominees for Directors described herein and for approval of the matters described below and, upon the transaction of such other business as may properly come before the meeting, in accordance with the best judgment of the persons appointed as Proxies. Any shareholder giving a Proxy has the power to revoke it at any time before it is exercised by (i) filing with the Clerk of the Company a written notice thereof (Charles A. Wootton, First National Lincoln Corporation, Post Office Box 940, 223 Main Street, Damariscotta, Maine 04543); (ii) submitting a duly executed Proxy bearing a later date; or (iii) appearing at the Annual Meeting and giving the Clerk notice of his or her intention to vote in person. Proxies solicited hereby may be exercised only at the Annual Meeting and any adjournment thereof and will not be used for any other meeting.
     Only shareholders of record at the close of business on February 17, 2004 (the "Voting Record Date") will be entitled to vote at the Annual Meeting. On the Voting Record Date, there were 2,434,286 shares of Common Stock of the Company, $0.01 par value per share, issued and outstanding, and the Company had no other class of equity securities outstanding. Each share of Common Stock is entitled to one vote at the Annual Meeting on all matters properly presented thereat.


PROPOSAL 1: FIX THE NUMBER OF DIRECTORS AT TEN

The Bylaws of the Company provide that the Board of Directors shall consist of not fewer than five (5) nor more than twenty-five (25) persons as determined by the Board prior to each Annual Meeting, with Directors serving for "staggered terms" of three years. A resolution of the Board of Directors adopted pursuant to the Company's Bylaws has established the number of Directors at ten.

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY BOARD'S VOTE TO FIX THE NUMBER OF DIRECTORS AT TEN.



PROPOSAL 2: ELECTION OF DIRECTORS

Set forth below is a list of the nominees for directors of the Company as proposed by the Nominating Committee of the Board of Directors. In order to be a candidate for a Director of the Company, each individual must meet the following criteria:
* Be a citizen of the United States.
* Have the financial capacity to own and/or purchase the minimum equity interest in First National Lincoln Corporation as specified in the Company's bylaws.
* Be available to attend the monthly meetings of the Board of Directors and Board Committee meetings, as scheduled from time to time.
* Be of good character and an experienced business professional.
* Contribute to the range of talent, skill and expertise appropriate for the Board.
* Have the ability and willingness to represent the interests of the Shareholders of the Company.
* Meet any additional criteria that the Office of the Comptroller of the Currency may establish for Directors of a National Bank.
     If any person named as nominee should be unwilling or unable to stand for election at the time of the Annual Meeting, the holder of the Proxy will vote for any replacement nominee or nominees recommended by the Board of Directors. Each person listed below has consented to be named as a nominee, and the Board of Directors knows of no reason why any of the nominees listed below may not be able to serve as a Director if elected.

The following are nominees for three-year terms as Director Expiring in 2007:

Malcolm E. Blanchard has served as a Director of the Company since its organization in 1985 and as a Director of The First National Bank of Damariscotta (the "Bank"), the Company's wholly owned subsidiary, since 1976. Mr. Blanchard has been actively involved, either as sole proprietor or as a partner, in real estate development since 1970.

Randy A. Nelson has served as a Director of the Company and the Bank since 2004. He currently is the Douglas Professor of Economics and Finance at Colby College, where he teaches corporate finance and economics. Prior to joining the faculty of Colby in 1987, he taught for eight years in the business school at the University of Delaware.

Stuart G. Smith has served as a Director of the Company and the Bank since 1997. A resident of Camden, he and his wife own and operate Maine Sport Outfitters in Rockport and Lord Camden Inn and Bayview Landing in Camden, Maine. Mr. Smith is also on the board and part owner of the Mid Coast Recreation Center in Rockport, an indoor tennis and ice skating facility. In addition, Mr. Smith serves as the Chairperson of the MSAD #28 Elementary School New School Site Selection Committee.


THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH OF THE NOMINEES FOR DIRECTOR.










Directors Continuing in Office:

The following Directors' terms will expire in 2005:

Katherine M. Boyd has served as a Director of the Company and the Bank since 1993. A resident of Boothbay Harbor, she owns the Boothbay Region Greenhouses with her husband. Ms. Boyd serves as President of the Boothbay Region YMCA.

Carl S. Poole, Jr. has served as a Director of the Company since its organization in 1985 and has served as a Director of the Bank since 1984. Mr. Poole is President, Secretary, and Treasurer of Poole Brothers Lumber, a lumber and building supply company with locations in Damariscotta, Pemaquid and Boothbay Harbor, Maine.

David B. Soule, Jr. has served as a Director of the Company and the Bank since 1989. Mr. Soule has been practicing law in Wiscasset since 1971. He served two terms in the Maine House of Representatives, is a past President of the Lincoln County Bar Association and is a former Public Administrator, Lincoln County. He also serves as Trustee of the Wiscasset Public Library and has served as Selectman, Planning Board Chair and other volunteer positions with the Town of Westport.

Bruce B. Tindal has served as a Director of the Company and the Bank since 1999. Mr. Tindal has been a licensed real estate broker since 1974. Mr. Tindal formed and is owner of Tindal & Callahan Real Estate in Boothbay Harbor, which has been in operation since 1985. Mr. Tindal serves on the Board of Directors of the St. Andrews Village Association, a subsidiary of St. Andrews Hospital. Mr. Tindal is also a member of the National Association of Realtors, Council of Residential Specialists, Real Estate Buyers Agent Council and the Boothbay Harbor Rotary Club.

The following Directors' terms will expire in 2006:

Daniel R. Daigneault has served as President, Chief Executive Officer and as a member of the Board of Directors of the Company and the Bank since 1994. Prior to being employed by the Bank, Mr. Daigneault was Vice President, Senior Commercial Loan Officer and Chief Financial Officer at Camden National Bank, Camden, Maine. He is a member of the American Bankers Association's Government Relations Council and a member of the University of Maine Business School Advisory Board. Mr. Daigneault is past Chairman of the Maine Bankers Association and past President of the Boothbay Region YMCA Board of Trustees.

Dana L. Dow has served as a Director of the Company and the Bank since 1999. Mr. Dow is President of Dow Furniture, located in Waldoboro, Maine, which he purchased from his father in 1977 and Dow's Fine Furniture located in Rockland, Maine. Prior to purchasing Dow Furniture, Mr. Dow taught chemistry and physics at Medomak Valley High School.

Robert B. Gregory has served as a Director of the Company and the Bank since 1987 and has served as Chairman of both the Company and the Bank since September 1998. Mr. Gregory has been a practicing attorney since 1980, first in Lewiston, Maine and since 1983 in Damariscotta, Maine.








There are no family relationships among any of the Directors of the Company, and there are no arrangements or understandings between any Director and any other person pursuant to which that Director has been or is to be elected. No Director of the Bank or the Company serves as a Director on the board of any other corporation with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or that is subject to the reporting requirements of Section 15(d) of the Securities Exchange Act of 1934, or of any company registered as an investment company under the Investment Company Act of 1940, as amended.

Director Independence

The Board reviewed the independence of the Company's directors in February 2004 on the basis of the standards adopted by the NASDAQ. In this review, the Board considered transactions and relationships between each director, and any member of his or her immediate family and of the Company or the Bank and between certain entities in which any director or any immediately family member has certain interest, on the one hand and the Company or the Bank, on the other hand. The purpose of this review was to determine which of such transactions or relationships were inconsistent with a determination that the director is independent under the NASDAQ rules.
     As a result of the review, the Board affirmatively determined that all of the directors are independent of the Company, the Bank and under the NASDAQ rules with the exception of President Daigneault.

About the Board of Directors and Its Committees

As of the date of this Proxy Statement, First National Lincoln Corporation had a Board comprised of ten directors. During 2003 there were 12 regular Board meetings, one special Board meeting and one Annual Meeting. All directors attended at least 75% of Board meetings and meetings held by Committees of which they were members in 2003, and the aggregate attendance at Board and Committee meetings by all members of the Board of Directors in 2003 was in excess of 90%. All Directors are expected to attend the Annual Meeting of Shareholders, and all Directors were in attendance at the 2003 Annual Meeting.
     There are three standing committees of the Company's Board of Directors:
Audit, Options and Nominating.

Audit Committee. The members of the Company's Audit Committee are David B. Soule, Jr., Chairman, Dana L. Dow, Robert B. Gregory and Randy A. Nelson. This committee met four times during 2003. The Company's Audit Committee receives and reviews reports on examinations and accounting audits of the Company, and works to ensure the adequacy of operating practices, procedures and controls. The Company's Board of Directors has adopted a written charter for the Company's Audit Committee.

Nominating Committee. The members of the Company's Nominating Committee consisted of Malcolm E. Blanchard, Chair, Robert B. Gregory, Carl S. Poole, Jr., and Stuart G. Smith. This committee met three times during 2003. The Company's Nominating Committee is responsible for the nomination of Board of Director members, establishing the tenure and the retirement policies for members of the Board of Directors and reviewing the Board of Directors' overall effectiveness. Each of the members of the Nominating Committee is independent as defined under the listing standards of the NASDAQ stock market.






Options Committee. The members of the Company's Options Committee consisted of Malcolm E. Blanchard, Chair, Robert B. Gregory, Carl S. Poole, Jr., and Stuart
G. Smith. This committee met one time during 2003. The Company's Options Committee is responsible for administering the 1995 Stock Option Plan which provides for grants of incentive stock options to purchase Company common stock.

Compensation Committee. The Company's Compensation Committee is a standing committee of the Bank's Board of Directors since all executive compensation is paid by the Bank. The Committee consisted of Malcolm E. Blanchard, Chair, Robert B. Gregory, Carl S. Poole, Jr., and Stuart G. Smith. This committee met one time during 2003. None of the members of this committee served on a similar committee for any other company. The function of this committee is to establish the compensation of the Chief Executive Officer and to review the compensation of other senior executive officers.

In addition to the Compensation Committee, there are five other standing committees of the Bank's Board of Directors: Executive, Audit, Asset/Liability, Trust, and Directors' Loan. Certain members of management also serve on some committees of the Bank.

Director Compensation

In 2003, each of the outside directors of the Bank, with the exception of the Chairman of the Board, received a director's fee in the amount of $550 for each meeting attended and $300 for each meeting attended of a committee of which the director is a member. The Chairman of the Board received an annual fee of $19,000. The Chairman of the Executive Committee also received a stipend of $4,500 in addition to meeting fees paid for meetings attended. In addition to the above referenced fees, each of the outside directors was reimbursed for 85% of the cost of his or her health insurance premiums. This reimbursement amount is equivalent to the average rate provided to employees of the Company. Certain Board members were also paid fees for appraisals, consulting services and legal services, and such fees are on terms no more favorable to the recipient than are generally paid by the Bank for such services to other providers in the area. Fees and health insurance premiums paid by the Bank to its Directors as a group totaled $168,000 in 2003, but no fees are paid to Directors of the Company. President Daigneault, who is the only director who is also an employee of the Company, receives no additional compensation for serving on the Board of Directors of the Company or the Bank.

Security Ownership of Directors, Management and Principal Shareholders(1)

      The following table sets forth the number of shares of common stock of the Company beneficially owned as of February 17, 2004 by (i) each person known by the Company to own beneficially more than five percent of the Company's common stock, (ii) each current director of the Company and nominee for a position on the Board, (iii) the named executive officers, and (iv) all executive officers and directors of the Company as a group. Except as otherwise indicated below, each of the directors, executive officers and shareholders owning more than five percent of the Company's stock has sole voting and investment power with respect to all shares of stock beneficially owned as set forth opposite his or her name.







Directors & Executive Officers
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Name                 Position                              Term Shares  Percent
Age(2)                                                  Expires  Owned    Owned
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Malcolm E. Blanchard Director of the Bank and the Company; 2004 27,361    1.12%
69                   Chairman, Executive Committee
Katherine M. Boyd    Director of the Bank and the Company; 2005 11,283        *
52                   Chairman, Trust Committee
Daniel R. Daigneault President, Chief Executive Officer    2006 78,890(3) 3.24%
51                   and Director of the Bank and the Company
Dana L. Dow          Director of the Bank and the Company  2006  1,795        *
52
Robert B. Gregory    Chairman of the Board of Directors of 2006 14,557        *
50                   the Bank and the Company
Randy A. Nelson      Director of the Bank and the Company  2004    325        *
51
Carl S. Poole, Jr.   Director of the Bank and the Company; 2005 91,834    3.77%
58                   Chairman, Asset/Liability Committee
Stuart G. Smith      Director of the Bank and the Company; 2004 30,163    1.24%
51                   Chairman, Directors' Loan Committee
David B. Soule, Jr.  Director of the Bank and the Company; 2005  5,889        *
58                   Chairman, Audit Committees of the
                     Bank and the Company
Bruce B. Tindal      Director of the Bank and the Company  2005  2,930        *
53
Walter F. Vietze     Senior Vice President - Senior         n/a 20,714(3)     *
62                   Operations Officer of the Bank.
F. Stephen Ward      Treasurer & Chief Financial Officer    n/a 27,542(3) 1.13%
50                   of the Company; Senior Vice President
                     and Chief Financial Officer of the Bank
Charles A. Wootton   Clerk of the Company; Senior Vice      n/a  5,089(3)     *
47                   President Banking Services Officer
                     and Senior Loan Officer of the Bank
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Total Ownership of all Directors and
Executive Officers as a group                                  332,592   13.66%
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Owners of 5%         Daniel P. & Edith I. Thompson             162,804    6.69%
or More              20 Pounds Road, New Harbor, ME 04545
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* Less than one percent of total outstanding shares

(1)For purposes of this table, beneficial ownership has been determined in accordance with the provisions of Rule 13d-3 promulgated under the Securities Exchange Act of 1934, as amended. In general, a person is deemed to be the beneficial owner of a security if he/she has or shares the power to vote or to direct the voting of the security or the power to dispose or direct the disposition of the security, or if he/she has the right to acquire beneficial ownership of the security within 60 days. The figure set forth includes director's qualifying shares owned by each person.
(2)As of December 31, 2003.
(3)Includes exercisable stock options.







Executive Officers

Each Executive Officer of the Company and the Bank is identified in the following table, which also sets forth their respective ages, offices and periods served as an Executive Officer of the Company or the Bank:

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Name & Age (1)         Office & Position                          Period Served
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Daniel R. Daigneault   President & Chief Executive Officer         1994 to date
51                     of the Company and of the Bank
F. Stephen Ward        Treasurer & Chief Financial Officer         1993 to date
50                     of the Company; Senior Vice President and
                       Chief Financial Officer of the Bank;
                       Principal of Pemaquid Advisors
Charles A. Wootton     Clerk of the Company, Senior Vice President 2000 to date
47                     Banking Services Officer and Senior Loan
                       Officer of the Bank
Walter F. Vietze       Senior Vice President and Senior            1984 to date
62                     Operations Officer of the Bank
Michael T. Martin      Senior Vice President and Credit            1993 to date
48                     Administration Officer of the Bank
Richard M. Elder       Vice President, Retail Services             2002 to date
38
Susan A. Norton        Vice President, Human Resources and         2002 to date
43                     Compliance
William M. Hunter, II  Managing Principal, Pemaquid Advisors       2003 to date
53
R. Kraig Buthy         Controller                                  2003 to date
38
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(1) As of December 31, 2003

Daniel R. Daigneault has served as President, Chief Executive Officer and as a member of the Board of Directors of both the Company and the Bank since 1994. Prior to being employed by the Company and the Bank, Mr. Daigneault was Vice President, Senior Commercial Loan Officer and Chief Financial Officer at Camden National Bank, Camden, Maine.

F. Stephen Ward has served as Treasurer & Chief Financial Officer of the Company since 1994 and as Chief Financial Officer of the Bank since 1993. Mr. Ward has been employed by the Bank since 1990 and served as Assistant Vice President and Marketing Officer from 1990 to 1993. From 1978 to 1990 Mr. Ward was employed by Down East Enterprises, Inc.

Charles A. Wootton has been employed by the Bank since January 2000. In 2001, Mr. Wootton was promoted to Senior Vice President for Banking Services and Senior Loan Officer. From 1981 to 2000 Mr. Wootton was employed by Camden National Bank, serving as branch manager, commercial loan and business development officer. In 1996, Mr. Wootton became Vice President responsible for branch administration.

Walter F. Vietze has been employed by the Bank since 1984. From 1979 to 1984, Mr. Vietze was employed by Casco Bank, Portland, Maine. His primary responsibilities involved providing online banking services to correspondent banks. Prior to 1979, Mr. Vietze was affiliated with BayBanks in Massachusetts.




Michael T. Martin has been employed by the Bank since 1993 and was promoted to Senior Vice President for Credit Administration in 2001. He was employed by Fleet Bank from 1980 to 1992 and by Canal National Bank from 1977 to 1980. His primary responsibilities were in Loan Review and Credit Administration. Richard M. Elder has served as Vice President, Retail Services since 2000. Mr. Elder previously served as Manager of the Bank's Boothbay Harbor branch and Senior Commercial Loan Officer. Mr. Elder has been employed by the Bank since 1993.

Susan A. Norton has been employed by the Bank since 1992 and was promoted to Vice President, Human Resources and Compliance in 2000. In 1995, Ms. Norton was the Assistant Compliance Officer and Education Officer. She also holds the position of CRA Officer as well as being the Compliance Officer for the Company.

William M. Hunter, II joined the Company in 2001 with the acquisition by Pemaquid Advisors of White Pine Asset Management. In 2002, Mr. Hunter was named as Chief Investment Officer and in 2003 he was promoted to Managing Principal of Pemaquid Advisors. Prior to joining the Company, Mr. Hunter was Executive Vice President in charge of KeyCorp's national trust business.

R. Kraig Buthy has been employed by the Bank as Controller since 2003. Prior to joining the Bank, Mr. Buthy was Controller at Sunday River Ski Resort in Bethel, Maine.

     There are no family relationships among any of the Executive Officers, nor are there any arrangements or understandings between any Executive Officer and any other person pursuant to which that Executive Officer has been or is to be elected.
     The Federal Reserve Act permits the Bank to contract for or purchase property from any of its Directors only when such purchase is made in the regular course of business upon terms not less favorable to the Bank than those offered by others unless the purchase has been authorized by a majority of the Board of Directors not interested in the transaction. Similarly, the Federal Reserve Act prohibits loans to Executive Officers of the Bank unless such loans are on terms not more favorable than those afforded other borrowers and certain other prescribed conditions have been met.
     The Bank has had, and expects to have in the future, banking transactions in the ordinary course of its business with Directors, Officers and principal shareholders of the Company and their affiliates. All such transactions have been made upon substantially the same terms, including interest rates and collateral, as those prevailing at the same time for comparable transactions with others. In the opinion of management, such loans have not involved more than the normal risk of collectibility nor have they presented other unfavorable features. The total amount of loans outstanding at December 31, 2003 to the Company's Directors, Executive Officers and their associates was $9,048,000, which constituted 2.27% of the Bank's total loans outstanding at that date.












Report of Compensation Committee on Executive Compensation

The Compensation Committee consists of four outside members of the Board of Directors. This Committee has the responsibility for conducting the annual performance evaluation of the Chief Executive Officer. The Committee is also responsible for determining the compensation of the Chief Executive Officer and approving the compensation of the other senior executive officers.
The Company is committed to providing competitive compensation packages to attract and retain quality high performance executives who can and do make major contributions to the Company's overall success. The compensation package generally includes base salary, cash bonuses, stock option grants and other benefits which the Committee may deem appropriate to remain competitive and reward the executive for high performance.

Base Salaries
The amount of base compensation potentially payable to the Chief Executive Officer and other senior executive officers is determined by reviewing independent salary surveys of compensation of officers for similar financial institutions located primarily in the New England region. Base salaries are targeted at market levels taking into consideration the executive's level of responsibility, experience, knowledge, leadership and attainment of performance goals and objectives.

Annual Bonuses

In 1994, the Company instituted a formal performance-based compensation program called "Performance Compensation for Stakeholders". The objective of the program is to align the performance of all employees with the Company's short term and long term objectives. In 2003, total cash payout under this Stakeholder Performance Compensation program was 18.50% of the participating employees' base salaries paid to all eligible employees.
     The performance compensation program's overall objective is to maximize the long-term viability of the Company and increase shareholder value. It addresses this by tying the bonus payout to multiple goals which include profitability, growth, productivity and loan quality. The guiding principle is to reach a balance of profitability, growth, productivity and loan quality which should collectively have a positive impact on maximizing long-term shareholder value. The Committee believes that this bonus program rewards current performance without sacrificing the achievement of long-term goals. Each year specific key performance indicators are chosen along with company wide financial performance trigger levels. In 2003 some of the indicators were: loan volume, deposit volume, nonperforming loan levels, non-interest income, net interest income and the efficiency ratio. Since its introduction in 1994 in the opinion of Management and this Committee, the program has been successful in meeting its objectives as measured by the Company's performance over this same period.
     In addition to this bonus program the Committee, with the consent of the Board of Directors, may also establish a discretionary bonus pool. From this available pool the CEO with the consent of this Committee may grant additional cash bonuses to selected employees in recognition of their outstanding performance during the year. The Chief Executive Officer has been excluded for eligibility under this discretionary bonus program since 2003. This Committee, however, may from time to time with the consent of the Board of Directors grant the Chief Executive Officer a cash bonus in addition to the formal Stakeholder Performance Compensation program.





Compensation of Chief Executive Officer

As previously noted, the amount of base salary potentially payable to the Chief Executive Officer was determined by reviewing independent salary surveys of CEOs of similar financial institutions located in New England. The Committee took into consideration the actual salaries paid to CEOs of these banks and the performance of the Company in comparison to the selected peer group.
     At the beginning of each year the Chief Executive Officer and the Board of Directors agree to a set of performance objectives for the Company as a whole and the CEO individually. Throughout the year the attainment of the performance objectives is carefully monitored and evaluated. These performance objectives are a combination of Company financial targets such as attainment of certain net income levels, return on equity levels, and increases in earnings per share. In addition, goals are set for asset growth as well as loan quality targets. Goals are also set for non-financial performance items such as implementation of strategic plan goals and compliance with regulatory matters.
     For the year ended December 31, 2002, the Company posted outstanding performance results with an 18.46% increase in net income and a Return on Average Equity of 16.34%. In addition to these strong financial performance results the Chief Executive Officer also did an excellent job at meeting all of his other performance objectives. Therefore, based on these results as well as the review of base salaries of CEOs of peer group companies, the Chief Executive Officer's base compensation for 2003 was set at $241,500, representing an $11,500 or 5.00% increase in base salary over the $230,000 base salary set for 2002.
     In addition to the above base salary, the Chief Executive Officer also earned a cash bonus of 18.50% under the Company's Stakeholder Performance Compensation program for all employees. This accounted for the $44,678 disclosed in the compensation table.

    2003 Compensation Committee Members:
    Malcolm E. Blanchard, Chair
    Robert B. Gregory
    Carl S. Poole, Jr.
    Stuart G. Smith


Compensation Committee Interlocks and Insider Participation in Compensation Decisions

During 2003, Directors Gregory, Blanchard, Poole and Smith served as members of the Compensation Committee. No member of the Committee was, or ever has been, an officer or employee of the Company or the Bank. All Committee members are customers of and engage in transactions with the Bank in the ordinary course of business. As described in the section entitled "Certain Relationships and Related Transactions", all loans to such individuals were made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons and, in the opinion of Management, did not involve more than the normal risk of collectability or present other unfavorable features.










Executive Compensation

The table below sets forth the cash compensation and certain other compensation paid to the President & Chief Executive Officer as well as the Treasurer & Chief Financial Officer, the Senior Vice President/Senior Loan Officer and the Senior Vice President/Senior Operations Officer during 2003, 2002 and 2001. No other Executive Officers of the Company received compensation in excess of $100,000 for the years ended December 31, 2003, 2002 and 2001.

-------------------------------------------------------------------------------
Name                               Annual                             Long-Term
and                             Compensation                       Compensation
Principal                -----------------------------             ------------
Position                  Year     Salary     Bonus(1)    Other(2)   # Options
-------------------------------------------------------------------------------
Daniel R. Daigneault      2003  $ 241,500     $ 44,678    $ 17,387          -0-
President and CEO         2002  $ 230,000     $ 49,960    $ 19,217          -0-
                          2001  $ 195,000     $ 48,750    $ 14,660          -0-
-------------------------------------------------------------------------------
F. Stephen Ward           2003  $ 131,250     $ 31,281    $ 13,728          -0-
Treasurer and CFO         2002  $ 125,000     $ 25,000    $ 11,283          -0-
                          2001  $ 115,000     $ 10,560    $ 11,972          -0-
-------------------------------------------------------------------------------
Charles A. Wootton        2003  $ 115,500     $ 28,868    $ 12,079          -0-
SVP and Senior Loan       2002  $ 110,000     $ 22,720    $ 11,800        5,000
Officer                   2001  $  80,000     $ 11,200    $ 10,000          -0-
-------------------------------------------------------------------------------
Walter F. Vietze          2003  $  86,500     $ 18,503    $  6,684          -0-
SVP and Senior            2002  $  83,000     $ 13,836    $  5,973          -0-
Operations Officer        2001  $  78,000     $ 10,920    $  5,396          -0-
-------------------------------------------------------------------------------
(1) Bonuses are listed in the year earned and normally accrued. Such bonuses may be paid in the following year. (2) (a) Amounts shown include contributions paid by the Company to the respective accounts of the named Executive Officers in the 401(k) Plan. In 2003 the Company and the Bank contributed to the Bank's 401(k) Plan a matching amount for the salary deferred by Messrs. Daigneault, Ward, Wootton and Vietze equal to 3.0% of their respective earnings and a profit-sharing component of 2.5% for 2003 and 3.0% for 2002 and 2001, of their respective earnings, which were subject to IRS regulations limiting the maximum amount of an officer's earnings eligible for matching or profit-sharing 401(k) contributions to $200,000. These percentages were equivalent to the 401(k) Plan match and profit sharing contributions made for all eligible employees.
(b) This figure also recognizes the value to the officers of a Company-owned vehicle to Messrs. Daigneault, Ward and Wootton which were $5,665, $5,273 and $5,150 respectively for 2003. (c) Also included in 2003 is the economic value of split dollar life insurance benefits provided to Messrs. Daigneault, Ward and Vietze under the Life Insurance Endorsement Split Dollar Plan agreement for Bank Owned Life Insurance. This value was $722 for Mr. Daigneault, $466 for Mr. Ward and $490 for Mr. Vietze.











Stock Option Plan

In April 1995, the stockholders approved a Stock Option Plan. The purpose of the Stock Option Plan is to encourage the retention of key employees by facilitating their purchase of a stock interest in the Company and to align their interest with those of the shareholders. The 1995 Stock Option Plan provides for grants of options to purchase Company common stock and is administered by an Options Committee, which consists of four outside directors. During 2003, no stock options were granted under the 1995 Stock Option Plan. The following table sets forth the status of the Stock Option Plan as of December 31, 2003:


-------------------------------------------------------------------------------
Options approved by Shareholders                                       200,000
-------------------------------------------------------------------------------
     Options granted                                                  (194,000)
     Options forfeited                                                   7,000
-------------------------------------------------------------------------------
Ungranted options remaining                                             13,000
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
Outstanding                                   Weighted average        Number of
unexercised options                             exercise price          options
-------------------------------------------------------------------------------
      Exercisable                                    $   10.11           73,700
      Non-exercisable                                    19.12           24,500
-------------------------------------------------------------------------------
                                                     $   13.23           98,200
-------------------------------------------------------------------------------

     2003 Option Committee Members:
     Malcolm E. Blanchard, Chair
     Robert B. Gregory
     Carl S. Poole, Jr.
     Stuart G. Smith






















Long-Term Compensation

Long-term compensation may be distinguished from annual compensation by the time frame for which performance results are measured to determine awards. While annual compensation covers a calendar year, long-term compensation is provided through the Company's stock option plan, which covers a period of two to ten years. The following table sets forth information with respect to the named executives and all other employees concerning grants of stock options during 2003:

-------------------------------------------------------------------------------
Option Grants During the Year Ended December 31, 2003
-------------------------------------------------------------------------------
                               % of                        Potential realizable
                 Number of  options                      value at assumed rates
                securities  granted  Exercise             of stock appreciation
                underlying       in     price                for option term(1)
                   options   fiscal       per  Expiration ---------------------
                   granted     year   Share(2)       Date         5%        10%
-------------------------------------------------------------------------------
Daniel R. Daigneault   -0-     0.0%   $   -0-           -   $    -0-   $    -0-
F. Stephen Ward        -0-     0.0%   $   -0-           -   $    -0-   $    -0-
Charles A. Wootton     -0-     0.0%   $   -0-           -   $    -0-   $    -0-
Walter F. Vietze       -0-     0.0%   $   -0-           -   $    -0-   $    -0-
All other employees    -0-     0.0%   $   -0-           -   $    -0-   $    -0-
-------------------------------------------------------------------------------
All                    -0-     0.0%   $   -0-           -   $    -0-   $    -0-
-------------------------------------------------------------------------------
1) The dollar gains under these columns result from calculations assuming 5% and 10% growth rates compounded over a 10-year period as set by the Securities and Exchange Commission and are not intended to forecast future price appreciation of the Company's common stock. The gains reflect a future value based upon growth at these prescribed rates. The values have not been discounted to present value. It is important to note that options have value to the listed executive and to all option recipients only if the stock price advances beyond the exercise price shown on the table during the effective option period.
2) Under the Stock Option Plan, the exercise price may not be less than the fair market value of the common stock on the date the option is granted.

The following table sets forth information with respect to exercisable and unexercisable options held as of December 31, 2003:
-------------------------------------------------------------------------------
Aggregated Option Exercises in 2003 and December 31, 2003 Option Values
-------------------------------------------------------------------------------
                                    Number of securities   Value of unexercised
                                   underlying unexercised      in-the-money
                      Shares         options at year end    options at year end
                    acquired         -------------------  ---------------------
                          on     Value   Exer-  Unexer-       Exer-     Unexer-
                    exercise  realized cisable  cisable     cisable     cisable
-------------------------------------------------------------------------------
Daniel R. Daigneault     -0- $    -0-  39,000    4,000  $ 1,634,000   $ 126,000
F. Stephen Ward          -0- $    -0-  11,500    1,500  $   434,000   $  45,000
Charles A. Wootton       -0- $    -0-   5,000   10,000  $   166,000   $ 276,000
Walter F. Vietze       4,000 $ 95,000  10,000    1,000  $   386,000   $  29,000
All other employees    2,600 $ 69,000   8,200    8,000  $   313,000   $ 192,000
-------------------------------------------------------------------------------
All optionees          6,600 $164,000  73,700   24,500  $ 2,933,000   $ 668,000
-------------------------------------------------------------------------------
Description of the Company's Benefit Plans

Overview
The Company has reserved 160,000 shares of its common stock to be made available to directors and employees who elect to participate in the directors' deferral, employee stock purchase, or 401(k) savings and investment plans. As of December 31, 2003, 119,014 shares had been issued pursuant to these plans, leaving 40,986 shares available for future issuance. The issuance price is based on the market price of the stock at issuance date. All shares issued under the 401(k) savings and investment plans are issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"), contained in Section 3(a)(11) thereof and Rule 147 promulgated thereunder. During the period ending nine months after the date of issuance of these shares, these shares may be transferred only to residents of the State of Maine. Each certificate issued for these plan shares bears a legend referring to this restriction.
     Shares issued under the employee stock purchase plan prior to September 11, 1998, were issued pursuant to exemptions from registration under Section 3(a)(11) and Rule 147 of the Securities Act. Shares issued under the employee stock purchase plan on or after September 11, 1998, have been issued pursuant to a registration statement filed under the Securities Act. The members of the Board of Directors and certain officers of the Company, who may be deemed to be "affiliates", may resell shares of the Company's common stock purchased or acquired under this plan only in accordance with certain restrictions imposed by the Securities Act and Rule 144 promulgated thereunder.

401(K) Plan
The Bank's 401(k) Plan (The First National Bank of Damariscotta Savings and Investment Plan) is the Bank's sole retirement plan, and was modified in 1996 after termination of the Bank's traditional defined benefit pension plan. It is available to any employee who has attained the age of 21 and completed six months of continuous service. Employees may contribute up to 50.0% of their compensation (not to exceed $12,000 if under age 50 and $14,000 if over age
50), and the Bank may provide a match of up to 3.0% of compensation. Subject to a vote of the Board of Directors, the Bank may also make a profit-sharing contribution to the Plan, and in 2003 this contribution equaled 2.5% of each eligible employee's compensation. The 401(k) Plan is administered by a special committee appointed by the Board of Directors.
     Employee contributions are 100% vested at all times, while employer contributions are vested over a five-year period. Upon termination of employment for any reason, a plan participant may receive his or her contribution account and earnings allocated to it, as well as the vested portion of his or her employer-matching account and earnings allocated to it. Non-vested amounts are forfeited and are used by the Bank to help defray plan administration expenses incurred by the Bank. The Bank paid $104,000 in matching contributions and $113,000 in profit-sharing contributions to this plan in 2003. Plan participants may direct the trustees of the 401(k) Plan to purchase specific assets for their accounts from a selection which includes seven mutual funds as well as the Company's stock. As of December 31, 2003, 63,484 shares of the Company's stock had been purchased by the 401(k) Plan at the direction of plan participants.

Stock Purchase Plan
The Bank instituted an employee and director stock purchase plan effective February 1, 1987, and the Board of Directors has allocated 80,000 shares of stock to be available for purchase under this plan. Employees who have been employed by the Bank for three consecutive calendar months are eligible to purchase shares on a quarterly basis through payroll deduction. The price per share for shares sold pursuant to the plan is defined as the closing price on the day the shares are purchased. As of December 31, 2003, 55,530 shares of the Company's stock had been purchased pursuant to the plan.

Employee Benefits
The Bank provides all full-time employees with group life, health, and long-term-disability insurance through the Independent Bankers' Employee Benefits Trust of Maine. A Flexible Benefits Plan is available to all full-time employees after satisfying eligibility requirements and to part-time employees scheduled to work 20 or more hours a week.

Supplemental Executive Retirement Plan
The Bank also sponsors an un-funded, non-qualified supplemental retirement plan for certain officers. The plan provides supplemental retirement benefits payable in installments over 20 years upon retirement or death. The costs for this plan are recognized over the service lives of the participating officers. The projected retirement benefit for Mr. Daigneault, assuming he remains employed by the Bank until normal retirement age of 65, is $169,329 per year, with such payments beginning in the year 2017. The projected retirement benefit for Mr. Ward, assuming he remains employed by the Bank until normal retirement age of 65, is $61,127 per year, with such payments beginning in the year 2018. The projected retirement benefit for Mr. Vietze, assuming he remains employed by the Bank until normal retirement age of 65, is $39,235 per year, with such payments beginning in the year 2006. The expense for all participants in this supplemental plan was $135,000 in 2003, $112,000 in 2002 and $141,000 in 2001.
As of December 31, 2003 and 2002, the accrued liability of this plan was $709,000 and $591,000, respectively.

Stock Option Plan
On December 15, 1994, the Company's board of directors adopted a Stock Option Plan (the "Option Plan") for the benefit of officers and other full-time employees of the Company and the Bank. This plan was approved by the Company's shareholders at the 1995 Annual Meeting. Under the Option Plan, 200,000 shares (subject to adjustment to reflect stock splits and similar events) are reserved from the authorized but unissued common stock of the Company for future issuance by the Company for exercise of stock options granted to certain key employees of the Company and the Bank from time to time. The purpose of the Option Plan is to encourage the retention of such key employees by facilitating their purchase of a stock interest in the Company. The Option Plan is intended to provide for the granting of incentive stock options under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code") to employees of the Company or the Bank.
     The Option Plan is administered by the Options Committee of the Company's board of directors, which is comprised solely of directors who are ineligible to receive grants of stock options under the Option Plan and who have not received grants of options within the 12 months preceding their appointment to the Options Committee. The Options Committee selects the employees of the Bank and the Company to whom options are to be granted and designates the number of options to be granted. The Option Plan may be amended only by the vote of the holders of a majority of the Company's outstanding common stock if such amendment would increase the number of shares available for issuance under the Option Plan, change the eligibility criteria for grants of options under the Option Plan, change the minimum option exercise price or increase the maximum term of options. Other amendments may be effected by the Options Committee.
     Employees selected by the Options Committee receive, at no cost to them, options under the Option Plan. The option exercise prices are equal to or exceed the fair market value of the shares on the date of the grant, and no option is exercisable after the expiration of ten years from the date it is granted. The fair market value of the shares is determined by the Options Committee as specified in the Option Plan. The optionee cannot transfer or assign any option other than by will or in accordance with the laws of descent and distribution, and the option may be exercised only by the employee during the employee's lifetime. After an employee's death, options may be exercised by the employee's estate or heirs up to one year following the date of death. Code
Section 422 limits option grants by providing that during the term of the Option Plan, no grant may be made to any employee owning more than 10% of the Company's outstanding shares unless the exercise price is at least 110% of the underlying shares' fair market value and such option is not exercisable more than five years following the option grant. The aggregate fair market value of the stock for which any employee may be granted incentive stock options which are first exercisable in any calendar year may generally not exceed $100,000.
     While generally no options may be exercisable before the second anniversary of the grant date, in the event of a change in control involving the Company all options (other than those held by officers or directors of the Company or the Bank for less than six months) shall become immediately exercisable. Also, an employee whose employment is terminated in connection with or within two years after such a change in control event shall be entitled to exercise all options for up to three months following the date of termination; provided that options held by officers or directors shall not be exercisable until six months after the grant date. Employees whose services are terminated, other than following a change in control as described above, shall thereupon forfeit any options held; provided, however, that following termination due to disability an employee shall be entitled to exercise options for up to one year (provided, further, that officers may exercise only with respect to options held for at least six months).
     The Company receives no monetary consideration for the granting of incentive stock options. Upon the exercise of options, the Company receives payment in cash from optionees in exchange for shares issued. No federal income tax consequences are incurred by the Company at the time incentive stock options are granted or exercised, unless the optionee incurs liability for ordinary income tax treatment upon exercise of the option, as discussed below, in which event the Company would be entitled to a deduction equal to the optionee's ordinary income attributable to the options. Provided the employee holds the shares received on exercise of a stock option for the longer of two years after the option was granted or one year after it was exercised, the optionee will realize capital gains income (or loss) in the year of sale in an amount equal to the difference between the sale price and the option exercise price paid for shares. If the employee sells the shares prior to the expiration of the period, the employee realizes ordinary income in the year of disposition equal to the difference between the fair market value of the shares on the date of exercise and the exercise price and capital gains income (or loss) equal to the difference (if any) between the sale price of the shares and the fair market value of the shares on the date of exercise.
     In addition to the tax consequences discussed above, the excess of the option price over the fair market value of the optioned stock at the time of option exercise is required to be treated by an incentive optionee as an item of tax preference for purposes of the alternative minimum tax.















Performance Graph

Set forth below is a line graph comparing the five-year cumulative total return of $100.00 invested in the Company's common stock ("FNLC"), assuming reinvestment of all cash dividends and retention of all stock dividends, with a comparable amount invested in the Standard & Poor's 500 Index ("S&P 500") and the NASDAQ Combined Bank Index ("NASD Bank"). The NASD Bank index is a capitalization-weighted index designed to measure the performance of all NASDAQ stocks in the banking sector.

GRAPHIC OMITTED

-------------------------------------------------------------------------------
                         1998      1999       2000      2001      2002     2003
-------------------------------------------------------------------------------
FNLC                   100.00     74.44      74.03    110.97    163.66   267.18
-------------------------------------------------------------------------------
NASD Bank              100.00     92.02     105.52    116.15    121.40   161.51
-------------------------------------------------------------------------------
S&P 500                100.00    120.84     109.93     96.90     75.48    97.14
-------------------------------------------------------------------------------







































PROPOSAL 3:INCREASE AUTHORIZED COMMON STOCK



The Company's Board of Directors has unanimously approved an amendment to the Company's Articles of Incorporation which will increase the number of shares of common stock authorized for issuance from 6,000,000 to 18,000,000.

The primary purpose of the proposed increase in the number of authorized shares of common stock is to provide the Company with the flexibility to issue additional shares of stock to effect a stock split in the form of a stock dividend. The normal purpose of a stock split in the form of a stock dividend is to restore the trading price of the Company's stock within a range that may be more conducive to the maintenance of a market in the shares.

The authorized but unissued shares of Common Stock could also be used in private or public offerings to raise additional capital. These shares could also be used to make more difficult a change in control of the Company, and in certain circumstances, such shares could be used to dilute the stock ownership of a person or entity seeking to obtain control of the Company. Such shares could also be privately placed with purchasers who might side with the Board in opposing a hostile takeover bid. No such issuances, however, are presently planned for the near term.

THE AFFIRMATIVE VOTE OF THE HOLDERS OF A MAJORITY OF THE OUTSTANDING COMMON STOCK OF THE COMPANY IS REQUIRED IN ORDER TO EFFECTUATE THE PROPOSED AMENDMENT. THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE FOR THE PROPOSED AMENDMENT.



PROPOSAL 4: APPOINTMENT OF AUDITORS



Berry, Dunn, McNeil & Parker (BDMP) has served as independent auditor for the Company and the Bank since 1994. In the opinion of the Board of Directors, the reputation, qualifications and experience of the firm make its reappointment appropriate for 2004.

It is the desire of the Board of Directors Audit Committee that the appointment of BDMP as independent auditors be ratified by the shareholders at the annual meeting. Representatives from BDMP will be present at the annual meeting of shareholders and will have an opportunity to make a statement if they desire to do so and will be available to respond to appropriate questions from shareholders.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS OF THE COMPANY RATIFY THE APPOINTMENT OF BERRY, DUNN, McNEIL & PARKER AS INDEPENDENT AUDITORS FOR 2004.











ADDITIONAL INFORMATION



Disclosure of Audit Fees

Audit Fees. The aggregate fees billed for professional services rendered by the principal accountant, Berry, Dunn, McNeil & Parker (BDMP), for the audit of the Company's annual financial statements and review of financial statements included in the Company's Form 10-Q for the years ended December 31, 2003 and 2002 were $54,462 and $48,340, respectively.

Audit-Related Fees. The aggregate fees billed for assurance and related services rendered by BDMP related to the performance of the audit or review of the Company's financial statements for the years ended December 31, 2003 and 2002 were $1,042 and $1,364, respectively. These services related to audit requirements under the Sarbanes Oxley Act of 2002 and implementation of internal control reporting under FDICIA.

Tax Fees. The aggregate fees billed for professional services rendered by BDMP for tax compliance, tax advice and tax planning for the years ended December 31, 2003 and 2002 were $13,451 and $14,858, respectively. The nature of the services comprising the fees disclosed under this category are preparation of federal and state tax returns, review of estimated tax payments, review of compliance with information reporting requirements and tax planning.

All Other Fees. The aggregate fees billed for services provided by BDMP, other than the services reported in the paragraphs above, for the years ended December 31, 2003 and 2002 were $32,710 and $29,055, respectively. The nature of the services comprising the fees disclosed under this category are administration and recordkeeping for an employee benefit plan and an employee benefit plan audit.

None of the services described in each of the paragraphs above were provided under the de minimis exception set forth in Rule 2-01 (c)(7)(i)(C).

























Report of the Audit Committee



February 27, 2004

To the Board of Directors of First National Lincoln Corporation:

The Audit Committee has reviewed and discussed with management the Company's audited financial statements as of and for the year ended December 31, 2003.

The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61, "Communication with Audit Committees," as amended, promulgated by the Auditing Standards Board of the American Institute of Certified Public Accountants.

The Audit Committee has received and reviewed the written disclosures and the letter from the independent auditors required by Independence Standard No. 1, "Independence Discussions with Audit Committees," as amended, by the Independence Standards Board, and has discussed with the auditors the auditors' independence.

Based on the reviews and discussions referred to above, the Audit Committee recommends to the Board of Directors that the financial statements referred to above be included in the Company's Annual Report on Form 10-K for the year ended December 31, 2003.

Each of the members of the Audit Committee is independent as defined under the listing standards of the NASDAQ stock market.

The Company's Audit Committee Charter, as adopted by the Board of Directors, is included as Appendix A to this Proxy Statement and can be accessed on the Company's website at www. fnlc.com.

/s/ DAVID B. SOULE                        /s/ ROBERT B. GREGORY

David B. Soule,                        Robert B. Gregory
Audit Committee Chairman

/s/ DANA L. DOW                            /s/ RANDY A. NELSON

Dana L. Dow                            Randy A. Nelson


Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires that the Company's directors, executive officers, and any person holding more than ten percent of the Company's Common Stock file with the SEC reports of ownership changes, and that such individuals furnish the Company with copies of the reports.
Based solely on its review of the copies of such forms received by it, or written representations from certain reporting persons, the Company believes that all of its executive officers and directors complied with all Section 16(a) filing requirements applicable to them in 2003.






Information About Stockholder Proposals

If you wish to submit proposals to be included in the Company's 2005 proxy statement for the 2005 Annual Meeting of Stockholders, the Company must receive them by December 31, 2004, pursuant to the proxy solicitation regulations of the SEC. SEC rules contain standards as to which stockholder proposals are required to be in the proxy statement. Any such proposal will be subject to 17 C.F.R. ss.240.14a-8 of the rules and regulations promulgated by the SEC.
     In addition, under the Company's Bylaws, if you wish to nominate a director or bring other business before an annual meeting:
* You must be a stockholder of record and have given timely notice in writing to the Clerk of the Company.
* Your notice must contain specific information required in the Company's
Bylaws.

Shareholder Communication with the Board

Shareholders and other parties interested in communicating directly with the non-management Chairman of the Board or with other non-management directors as a group may do so by writing to, Chairman, First National Lincoln Corporation, Post Office Box 940 , Main Street, Damariscotta, Maine 04543. The Board approved a process requiring that all such addressed correspondence be reviewed by the Secretary to the Board. The Board Secretary in turn upon review of the correspondence will forward to the non-management Chairman all such correspondence that deals with the functions of the Board or committees thereof or that she determines requires the attention of the Board. Concerns relating to accounting, internal controls or auditing matters are immediately brought to the attention of the Company's Audit Committee Chairman in accordance with procedures established by the Audit Committee with respect to such matters.

Accessing Company Financial Statements and Reports

An annual report to shareholders, including consolidated financial statements of the Company and its subsidiaries prepared in conformity with generally accepted accounting principles, is being distributed to all Company shareholders of record and is enclosed herewith. Shareholders may obtain a copy of the Company's Annual Report to the Securities and Exchange Commission on Form 10-K, without charge. Written requests should be directed to F. Stephen Ward, Treasurer, at P.O. Box 940, Damariscotta, ME 04543. First National Lincoln Corporation has a website in which all press releases, SEC filings and other reports or information issued by the Company are available at: www.fnlc.com.

Other Matters

The Annual Meeting is called for the purposes set forth in this notice. Management is not aware of any other matter that will come before the meeting. However, if any other business should come before the meeting, your Proxy, if signed and returned, will give to the persons designated in it discretionary authority to vote according to their best judgment. It is the intention of the persons named in the Proxy to vote pursuant to the Proxy in accordance with the recommendations of Management.


By Order of the Board of Directors

/s/ CHARLES A. WOOTTON

Charles A. Wootton, Clerk
Damariscotta, Maine, March 19, 2004
APPENDIX A: Audit Charter

Committee Membership

The Audit Committee of First National Lincoln Corporation (the "Company") shall be comprised of at least three directors each of whom is
     (i) "independent" under the rules of the Nasdaq Stock Market, Inc., except as provided below, and under the Sarbanes Oxley Act of 2002, and the rules promulgated thereunder,
     (ii) does not accept, directly or indirectly, any consulting, advisory or other compensatory fee from the Company or any of its subsidiaries other than in his or her capacity as a member of the Board or any committee of the Board,
     (iii) is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A 3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"),
     (iv) has not participated in the preparation of the financial statements of the Company or any subsidiary at any time during the preceding three years,
     (v) a person none of whose Family Members has served as an executive officer of the Company or any subsidiary at any time during the preceding three years, or as an executive officer of another entity where at any time during the preceding three years any of the executive officers of the Company or any subsidiary served on that other entity's compensation committee, and
     (vi) a person none of whose Family Members is a current partner of the Company's outside auditor, or was a partner or employee of the Company's outside auditor who worked on the Company's audit at any time during any of the preceding three years.
     For purposes hereof, "affiliate" means a person who directly, or indirectly through one or more intermediaries, controls, or is controlled by, or is under common control with, the person specified. A person is deemed not to be in control of an entity if he or she is not an executive officer of the entity and is not the beneficial owner, directly or indirectly, of more than 10% of any class of voting equity securities of the entity. "Indirect" acceptance by a Committee member of any consulting, advisory or compensatory fee includes acceptance of such a fee by a spouse, parent, child, sibling, or anyone sharing a home with the Committee member (a "Family Member"), or an entity in which such Committee member or Family Member is a partner, member, an officer such as "managing director" occupying a comparable position or executive officer, or occupies a similar position (except limited partners, non managing members and those occupying similar positions who, in each case, have no active role in providing services to the Company or any subsidiary) and which entity provides accounting, consulting, legal, investment banking or financial advisory services to the Company or any subsidiary. With respect to clause (ii) of this paragraph, payments received (directly or indirectly) from the Company or any subsidiary by a Committee member or Family Member during the three years ending December 31, 2003 shall not render such Committee member not "independent" if such payments did not exceed, in any year, the greater of (a) $200,000, or (b) 5% of the recipient's consolidated gross revenues.
     All members of the Committee must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement.










     Notwithstanding the second preceding paragraph, one director who is not "independent" under the rules of the Nasdaq Stock Market, Inc., who does not accept any consulting, advisory or other compensatory fee from the Company or any subsidiary other than in his or her capacity as a member of the Board or any committee of the Board, who is not an "affiliate" of the Company or any subsidiary of the Company, as such term is defined in Rule 10A 3 under the Exchange Act, and who is not a current officer or employee, or a spouse, parent, child or sibling, whether by blood, marriage or adoption, of, or a person who has the same residence as, any current officer or employee of the Company or any subsidiary, may be appointed to the Committee if the Board, under exceptional and limited circumstances, shall have determined that such individual's membership on the Committee is required by the best interests of the Company and its stockholders, and the Board discloses, in the next annual meeting proxy statement subsequent to such determination, the nature of the relationship, and the reasons for the determination. Any such member appointed to the Committee may only serve for up to two years and may not chair the Committee.
     Members shall be appointed by the Board based on nominations recommended by the Company's Nominating Committee, and shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Purposes

The purpose of the Audit Committee is to oversee the accounting and financial reporting processes of the Company and the audits of the financial statements of the Company, and to function as the Company's "qualified legal compliance committee" as required under 17 C.F.R. Part 205.
     The function of the Committee is oversight with respect to the matters described above, and to ensure the independence of the Company's independent auditors. The management of the Company is responsible for the preparation, presentation and integrity of the Company's consolidated financial statements. Management is responsible for maintaining appropriate accounting and financial reporting principles and policies as well as internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent public accountants are responsible for planning and performing proper audits, including an audit of the Company's annual consolidated financial statements filed on Form 10-K, and certain other accounting procedures, including reviews of the Company's unaudited interim consolidated financial statements prior to the filing of each quarterly report on Form 10-Q. The Committee is responsible for maintaining open communication between the Committee and the independent public accountants, internal auditors, management, and the Board of Directors with respect to the matters within the scope of the Committee's responsibilities as set forth in this Charter.
     The Committee is entitled to place reasonable reliance on
     (i) the integrity of those persons and organizations within and outside the Company from whom and from which it receives information and
     (ii) the accuracy of the financial and other information provided to the Committee by such persons or organizations.
      The Company's independent auditors shall submit to the Audit Committee annually a formal written statement (the "Auditors' Statement") describing: the auditors' internal quality control procedures; any material issues raised by the most recent internal quality control review or peer review of the auditors, or by any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the auditors, and any steps taken to deal with any such issues; and (to assess the auditors' independence) all relationships between the independent auditors and the Company or any subsidiary, including each non audit service provided to the Company or any subsidiary and at least the matters set forth in Independence Standards Board No. 1.
     The independent auditors shall submit to the Audit Committee annually a formal written statement of the fees billed in each of the last two fiscal years for each of the following categories of services rendered to the Company or any subsidiary by the independent auditors:
     (i) the audit of the Company's annual financial statements and the reviews of the financial statements included in the Company's Quarterly Reports on Form 10 Q or services that are normally provided by the independent auditors in connection with statutory and regulatory filings or engagements;
     (ii) assurance and related services not included in clause (i) that are reasonably related to the performance of the audit or review of the Company's financial statements, in the aggregate and by each service;
     (iii) tax compliance, tax advice and tax planning services, in the aggregate and by each service; and (iv) all other products and services rendered by the independent auditors, in the aggregate and by each service.

Committee Duties and Responsibilities

To carry out its purposes, the Audit Committee shall have the following duties and responsibilities.

A. With respect to the Company's independent auditors,
     (i) to be directly responsible for the appointment, compensation, retention and oversight of the work of the independent auditors (including the resolution of disagreements between management and the independent auditors regarding financial reporting), who shall report directly to the Audit Committee; provided that the auditor appointment shall be subject to shareholder ratification;
     (ii) to be directly responsible for the appointment, compensation, retention and oversight of the work of any other registered public accounting firm engaged for the purpose of preparing or issuing an audit report or to perform audit, review or attestation services for the Company, which firm shall also report directly to the Audit Committee;
     (iii) to pre-approve, or to adopt appropriate procedures to pre approve, all audit and non audit services to be provided by the independent auditors;
     (iv) to ensure that the independent auditors prepare and deliver annually an Auditors' Statement (it being understood that the independent auditors are responsible for the accuracy and completeness of this Statement), and to discuss with the independent auditors any relationships or services disclosed in this Statement that may impact the quality of audit services or the objectivity and independence of the Company's independent auditors;
     (v) to obtain from the independent auditors in connection with any audit a timely report relating to the Company's annual audited financial statements describing all critical accounting policies and practices used, all alternative treatments within generally accepted accounting principles for policies and practices related to material items that have been discussed with management, ramifications of the use of such alternative disclosures and treatments, and the treatment preferred by the independent auditors, and any material written communications between the independent auditors and management, such as any "management" letter or schedule of unadjusted differences;
     (vi) to review and evaluate the qualifications, performance and independence of the lead partner of the independent auditors;
     (vii) to discuss with management the timing and process for implementing the rotation of the lead audit partner, the concurring partner and any other active audit engagement team partner and consider whether there should be a regular rotation of the audit firm itself; and
     (viii) to take into account the opinions of management and the Company's internal auditors in assessing the independent auditors' qualifications, performance and independence.


B. With respect to the internal auditing function,
     (i) to review the appointment and replacement of the third party engaged to perform the internal audit function; and
     (ii) to advise the third party engaged to perform the internal audit function that he, she or it is expected to provide to the Audit Committee summaries of and, as appropriate, the significant reports to management prepared by the third party engaged to perform the internal audit function and management's responses thereto.

C. With respect to accounting principles and policies, financial reporting and internal audit control over financial reporting,
     (i) to advise management, the third party engaged to perform the internal audit function and the independent auditors that they are expected to provide to the Audit Committee a timely analysis of significant issues and practices relating to accounting principles and policies, financial reporting and internal control over financial reporting;
     (ii) to consider any reports or communications (and management's and/or third party internal auditor's responses thereto) submitted to the Audit Committee by the independent auditors required by or referred to in SAS 61 (as codified by AU Section 380), as it may be modified or supplemented or other professional standards, including reports and communications related to:
     * deficiencies, including significant deficiencies or material weaknesses, in internal control identified during the audit or other matters relating to internal control over financial reporting;
     * consideration of fraud in a financial statement audit;
     * detection of illegal acts;
     * the independent auditors' responsibility under generally accepted auditing standards;
     * any restriction on audit scope;
     * significant accounting policies;
     * management judgments and accounting estimates;
     * any accounting adjustments arising from the audit that were noted or proposed by the auditors but were passed (as immaterial or otherwise);
     * the responsibility of the independent auditors for other information in documents containing audited financial statements;
     * disagreements with management;
     * consultation by management with other accountants;
     * major issues discussed with management prior to retention of the independent auditors;
     * difficulties encountered with management in performing the audit;
     * the independent auditors' judgments about the quality of the Company's accounting principles;
     * reviews of interim financial information conducted by the independent auditors; and
     * the responsibilities, budget and staffing of the Company's internal audit function;
     * to meet with management, the independent auditors and, if appropriate, the third party engaged to perform the internal audit function:
     * to discuss the scope of the annual audit;
     * to discuss the annual audited financial statements and quarterly financial statements, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations";
     * to discuss any significant matters arising from any audit, including any audit problems or difficulties, whether raised by management, the third party engaged to perform the informal audit function or the independent auditors, relating to the Company's financial statements;



     * to discuss any difficulties the independent auditors encountered in the course of the audit, including any restrictions on their activities or access to requested information and any significant disagreements with management;
     * to discuss any "management" or "internal control" letter issued, or proposed to be issued, by the independent auditors to the Company;
     * to review the form of opinion the independent auditors propose to render to the Board of Directors and shareholders; and
     * to discuss, as appropriate: (a) any major issues regarding accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles, and major issues as to the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies; (b) analyses prepared by management and/or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative GAAP methods on the financial statements; and (c) the effect of regulatory and accounting initiatives, as well as off balance sheet structures, on the financial statements of the Company;
     (iv) to inquire of the Company's chief executive officer and chief financial officer as to the existence of any significant deficiencies or material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the Company's ability to record, process, summarize and report financial information, and as to the existence of any fraud, whether or not material, that involves management or other employees who have a significant role in the Company's internal control over financial reporting;
     (v) to discuss guidelines and policies governing the process by which senior management of the Company and the relevant departments of the Company assess and manage the Company's exposure to risk, and to discuss the Company's major financial risk exposures and the steps management has taken to monitor and control such exposures;
     (vi) to obtain from the independent auditors assurance that the audit was conducted in a manner consistent with Section 10A of the Exchange Act, which sets forth certain procedures to be followed in any audit of financial statements required under the Exchange Act;
     (vii) to discuss with the Company's counsel any significant legal, compliance or regulatory matters that may have a material effect on the financial statements or the Company's business, financial statements or compliance policies, including material notices to or inquiries received from governmental agencies;
     (viii) to discuss and review the type and presentation of information to be included in earnings press releases;
     (ix) to discuss the types of financial information and earnings guidance provided, and the types of presentations made, to analysts and rating agencies;
     (x) to establish procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and for the confidential, anonymous submission by Company employees of concerns regarding questionable accounting or auditing matters; and
     (xi) to establish hiring policies for employees or former employees of the independent auditors.







D. With respect to its role as the Company's qualified legal compliance committee, to review and discuss any reports concerning material violations submitted to it by outside counsel pursuant to the SEC attorney professional responsibility rules (17 C.F.R. Part 205).
     In connection with such reports, the Audit Committee shall inform the Company's President of any report received by it of evidence of a material violation of federal or state securities laws, a possible material breach of fiduciary duty arising under federal or state law, or a similar material violation of any federal or state law, in each case by the Company or any of its officers, directors, employees or agents (a "Material Violation") and which report contains credible evidence based upon which it would be unreasonable under the circumstances for a prudent and competent attorney not to conclude that it is reasonably likely that a Material Violation has occurred, is ongoing, or is about to occur. Such reports may originate from attorneys representing the Company, from Company employees or otherwise. However, if the Audit Committee determines that informing the President would be futile or otherwise inappropriate, it shall instead inform the Board thereof. The Audit Committee shall determine whether an investigation with respect to such report as to a possible Material Violation is necessary and, if it so determines, shall so notify the Board and initiate such investigation, to be conducted by counsel selected by the Committee with the involvement of such other expert personnel as the Committee deems necessary. At the conclusion of any such investigation, the Committee shall recommend, by majority vote, that the Company implement an appropriate response to evidence of a Material Violation and inform the President and the Board of the results of such investigation and the appropriate remedial measures to be adopted. The Committee has the authority and the responsibility, acting by majority vote, to take all other appropriate action, including the authority to notify the SEC in the event that the Company fails in any material respect to implement an appropriate response that the Committee has recommended the Company to take.
     Any report of a Material Violation submitted to the Audit Committee in good faith, and the identity of the person submitting it (if an employee or director), shall be kept confidential (both by the submitting person and the recipient(s) thereof) and disclosed only to Audit Committee members, Board members, legal counsel and other experts retained by the Audit Committee, and senior executives and other personnel of the Company having, in the judgment of the Audit Committee, a need to know the contents of the report in order for the Audit Committee to effectively evaluate and, if appropriate, investigate and take further action with respect to the subject matter of the report. There shall be no retaliatory action whatsoever taken with respect to any person who submits such a report in good faith. The fact that such reports should be submitted to a member of the Audit Committee, and the provisions of this paragraph, should be communicated to all Company employees promptly following the adoption of this Charter, at the time of hiring of any Company employees hired after the adoption of this Charter, and on a recurring basis at least annually.

E. With respect to reporting and recommendations,
     (i) to prepare any report or other disclosures, including any recommendation of the Audit Committee, required by the rules of the SEC to be included in the Company's annual proxy statement;
     (ii) to review and reassess the adequacy of this Charter at least annually and recommend any changes to the full Board of Directors;
     (iii) to report its activities to the full Board of Directors on a regular basis and to make such recommendations with respect to the above and other matters as the Audit Committee may deem necessary or appropriate; and




     (iv) to prepare and review with the Board an annual performance evaluation of the Audit Committee, which evaluation must compare the performance of the Audit Committee with the requirements of this charter. The performance evaluation by the Audit Committee shall be conducted in such manner as the Audit Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Audit Committee or any other member of the Audit Committee designated by the Audit Committee to make this report.

Committee Structure and Operations

The Audit Committee Chair is designated by the Company's Board of Directors. The Audit Committee shall meet once every fiscal quarter, or more frequently if circumstances dictate, to discuss with management the annual audited financial statements and quarterly financial statements, as applicable. The Audit Committee should meet periodically with management, the third party engaged to perform the internal audit function and the independent auditors to discuss any matters that the Audit Committee or any of these persons or firms believe should be discussed privately. The Audit Committee may request any officer or employee of the Company or the Company's outside counsel or independent auditors to attend a meeting of the Audit Committee or to meet with any members of, or consultants to, the Audit Committee. Members of the Audit Committee may participate in a meeting of the Audit Committee by means of conference call or similar communications equipment by means of which all persons participating in the meeting can hear each other.

Delegation to Subcommittee

The Audit Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Audit Committee. The Audit Committee may, in its discretion, delegate to one or more of its members the authority to pre approve any audit or non audit services to be performed by the independent auditors, provided that any such approvals are presented to the Audit Committee at its next scheduled meeting.

Resources and Authority of the Audit Committee

The Audit Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special or independent counsel, accountants or other experts and advisors, as it deems necessary or appropriate, without seeking approval of the Board or management. The Committee will have full access to the Company's books, records, facilities, and personnel. The Committee has the authority and available funding to perform or supervise special investigations and to incur administrative expenses in connection with fulfilling its obligations. The Committee will have the sole authority to approve fees and related terms of such engagements for outside experts.
     The Company shall provide for appropriate funding, as determined by the Audit Committee, in its capacity as a committee of the Board, for payment of:
     1. Compensation to the independent auditors and any other public accounting firm engaged for the purpose of preparing or issuing an audit report or performing other audit, review or attest services for the Company;
     2. Compensation of any advisers employed by the Audit Committee; and
     3. Ordinary administrative expenses of the Audit Committee that are necessary or appropriate in carrying out its duties.





APPENDIX B: Nominating Committee Charter

Committee Membership

The Nominating Committee (the "Committee") of the Board of Directors (the "Board") of First National Lincoln Corporation (the "Company") shall consist solely of "independent directors," i.e., those directors who neither are officers or employees of the Company or its subsidiaries nor have a relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director, and who are otherwise "independent" under the rules of the Nasdaq Stock Market, Inc.
    The initial members of the Committee shall be appointed by the Board. Candidates to fill subsequent vacancies in the Committee shall be appointed by the Board based on nominations by the Committee. Members shall serve at the pleasure of the Board and for such term or terms as the Board may determine.

Committee Purpose and Responsibilities

The Committee shall have the purpose and responsibilities to:
1. Make recommendations to the Board from time to time as to changes that the Committee believes to be desirable to the size of the Board or any committee thereof.
2. Identify individuals believed to be qualified to become Board members, consistent with criteria approved by the Board and applicable laws and regulations, and to select, or recommend to the Board, the nominees to stand for election as directors at the annual meeting of stockholders or, if applicable, at a special meeting of stockholders. In the case of a vacancy in the office of a director (including a vacancy created by an increase in the size of the Board), the Committee shall recommend to the Board an individual to fill such vacancy either through appointment by the Board or through election by stockholders. In selecting or recommending candidates, the Committee shall take into consideration the criteria approved by the Board and such other factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with businesses and other organizations of comparable size, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees of the Board. The Committee shall consider all candidates recommended by the Company's shareholders in accordance with the procedures set forth in the Company's annual proxy statement. The Committee may consider candidates proposed by management, but is not required to do so.
3. Develop and recommend to the Board standards to be applied in making determinations as to the absence of material relationships between the Company and a director.
4. In the case of a director nominee to fill a Board vacancy created by an increase in the size of the Board, make a recommendation to the Board as to the class of directors in which the individual should serve.
5. Identify Board members qualified to fill vacancies on any committee of the Board (including the Committee) and to recommend that the Board appoint the identified member or members to the respective committee. In nominating a candidate for committee membership, the Committee shall take into consideration the criteria approved by the Board and the factors set forth in the charter of that committee, if any, as well as any other factors it deems appropriate, including without limitation the consistency of the candidate's experience with the goals of the committee and the interplay of the candidate's experience with the experience of other committee members.
6. Establish procedures for the Committee to exercise oversight of the evaluation of the Board and management.

7. Develop and recommend to the Board a set of corporate governance principles applicable to the Company, and to review those principles at least once a year.
8. Prepare and issue the evaluation required under "Performance Evaluation" below.
9. Assist management in the preparation of the disclosure in the Company's annual proxy statement regarding the operations of the Committee.
10. Report to the Board on a regular basis, and not less than once per year.
11. Perform any other duties or responsibilities expressly delegated to the Committee by the Board from time to time relating to the nomination of Board and committee members.

Committee Structure and Operations

The Board shall designate one member of the Committee as its chairperson. The Committee shall meet in person or telephonically at least twice a year, and perhaps more frequently, in conjunction with regularly scheduled meetings of the Board at regularly scheduled times and places determined by the Committee chairperson, with further meetings to occur, or actions to be taken by unanimous written consent, when deemed necessary or desirable by the Committee or its chairperson.

Delegation to Subcommittee

The Committee may, in its discretion, delegate all or a portion of its duties and responsibilities to a subcommittee of the Committee.

Performance Evaluation

The Committee shall prepare and review with the Board an annual performance evaluation of the Committee, which evaluation shall compare the performance of the Committee with the requirements of this charter. The performance evaluation shall also recommend to the Board any improvements to the Committee's charter deemed necessary or desirable by the Committee. The performance evaluation by the Committee shall be conducted in such manner as the Committee deems appropriate. The report to the Board may take the form of an oral report by the chairperson of the Committee or any other member of the Committee designated by the Committee to make this report.

Resources and Authority of the Committee

The Committee shall have the resources and authority appropriate to discharge its duties and responsibilities, including the authority to select, retain, terminate, and approve the fees and other retention terms of special counsel or other experts or consultants, as it deems appropriate, without seeking approval of the Board or management. With respect to consultants or search firms used to identify director candidates, this authority shall be vested solely in the Committee.















                                     PROXY

This Proxy is solicited on behalf of the Board of Directors

The undersigned hereby appoint Daniel R. Daigneault and F. Stephen Ward as Proxies, each with power to appoint a substitute, and hereby authorize them to represent and to vote, as designated below, all the shares of common stock of the Company held of record by the undersigned as of the close of business on February 17, 2004, at the Annual Meeting of Stockholders to be held on April 27, 2004, or at any adjournment thereof.

1. To ratify the Board of Directors' vote to fix the number of Directors at ten.
____For     ____Against     ____Abstain

2. To elect as directors of the Company the three persons listed for a three-year term:
     Malcolm E. Blanchard     Randy A. Nelson     Stuart G. Smith
_____Vote for all Listed Nominees
_____Authority to Vote for Directors is Withheld
_____Vote for Listed Nominees Except the Following:

Instruction: to withhold authority to vote for any individual Nominee(s), write the name(s) of the Nominee(s) in the space provided above.

3. To approve the increase of the number of shares of authorized common stock to 18,000,000.
____For     ____Against     ____Abstain

4. To ratify the Board of Directors Audit Committee's selection of Berry, Dunn, McNeil & Parker as independent auditors for the Company for 2004
____For     ____Against     ____Abstain

5. To transact such other business as may properly come before the meeting or any adjournment thereof.

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED ON BEHALF OF THE UNDERSIGNED STOCKHOLDER IN THE MANNER DIRECTED HEREIN. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF PROPOSALS 1, 2, 3 AND 4 AND IN THE DISCRETION OF MANAGEMENT WITH RESPECT TO ANY OTHER MATTERS WHICH MAY COME BEFORE THE MEETING.

Please date and then sign exactly as name appears above. Only one joint tenant need sign. When signing as attorney, executor, administrator, trustee or guardian, or in any representative capacity, please give full title.


Date __________________________________________________ 2004


Signature___________________________________________________


Signature___________________________________________________


Please mark this proxy and return in the enclosed self addressed stamped envelope




1